REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM


To the Shareholders of
Even Keel Multi-Asset
Managed Risk Fund
and the Board of
Trustees of Northern
Lights Fund Trust II

In planning and
performing our audit of
the financial statements
of the Even Keel Multi-
Asset Managed Risk (the
"Fund"), a series of
shares of beneficial
interest in the Northern
Lights Fund Trust II, as of
May 31, 2015, and for the
year then ended, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States) ("PCAOB"), we
considered internal
control over financial
reporting, including
control activities over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for
the purpose of
expressing an opinion on
the effectiveness of the
Fund's internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of controls.
A company's internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability of
financial reporting and
the preparation of
financial statements for
external purposes in
accordance with
accounting principles
generally accepted in the
United States of America
("GAAP").  A company's
internal control over
financial reporting
includes those policies
and procedures that (1)
pertain to the
maintenance of records
that, in reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of the
financial statements in
accordance with GAAP,
and that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and
trustees of the company;
and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
use or disposition of a
company's assets that
could have a material
effect on the financial
statements.

Because of inherent
limitations, internal
control over financial
reporting may not prevent
or detect misstatements.
Also, projections of any
evaluation of
effectiveness to future
periods are subject to the
risk that controls may
become inadequate
because of changes in
conditions or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or
employees, in the normal
course of performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.  A material
weakness is a deficiency,
or combination of
deficiencies, in internal
control over financial
reporting, such that there
is a reasonable possibility
that a material
misstatement of the
Fund's annual or interim
financial statements will
not be prevented or
detected on a timely
basis.



Our consideration of the
Fund's internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
not necessarily disclose
all deficiencies in internal
control that might be
material weaknesses
under standards
established by the
PCAOB.  However, we
noted no deficiencies in
the internal control over
financial reporting and its
operations, including
controls over
safeguarding securities
that we consider to be
material weaknesses, as
defined above, as of May
31, 2015.

This report is intended
solely for the information
and use of management,
the shareholders of the
Even Keel Multi-Asset
Managed Risk Fund, the
Board of Trustees of
Northern Lights Fund
Trust II and the Securities
and Exchange
Commission and is not
intended to be and
should not be used by
anyone other than these
specified parties.





      BBD, LLP


Philadelphia,
Pennsylvania
July 28, 2015